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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21331

     Evergreen Multi-Sector Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Item 1 - Reports to Stockholders.

Evergreen Multi-Sector Income Fund

Evergreen

MULTI-SECTOR INCOME FUND

Annual Report
as of October 31, 2007

Evergreen Investments™
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
26	STATEMENT OF ASSETS AND LIABILITIES
27	STATEMENT OF OPERATIONS
28	STATEMENTS OF CHANGES IN NET ASSETS
29	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
43	AUTOMATIC DIVIDEND REINVESTMENT PLAN
44	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Multi-Sector Income Fund for the twelve-month period ended October 31, 2007.

Fixed income markets, both foreign and domestic, delivered generally modest but positive returns during the twelve-month period, despite increasing volatility in the final months of the period. During the early months of the fiscal year, the expanding global economy combined with rising corporate earnings to propel outperformance by higher-yielding, lower-rated securities. Weakness in U.S. housing and deterioration in the subprime mortgage market, however, raised questions in credit markets throughout the world in the final months of the period. These questions led to a general flight to quality that created strong demand for the highest-quality debt, especially U.S. Treasuries and other sovereign debt.

In equity markets, persisting global growth and improving corporate profitability generally drove stock valuations higher. Stock markets were not immune to the worries emanating from the U.S. subprime mortgage market, however, and the major indexes experienced several severe short-term sell-offs in the closing months of the period. International equity markets tended to outperform domestic stocks, while emerging markets continued to produce soaring results.

Despite the weakness in the housing market and related problems in the subprime mortgage industry, the domestic economy continued to grow throughout the twelve-month

LETTER TO SHAREHOLDERS continued

period. Solid growth in exports and in business investment helped offset declining residential values, while steadily increasing employment levels and moderately rising wages improved prospects that consumer spending would remain brisk. U.S. Gross Domestic Product grew at an annual rate of 4.9% in the third quarter of 2007 as personal spending climbed by 3% — twice the level of consumer spending in the second quarter of 2007, when the economy expanded at a brisk rate of 3.8% . Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, became increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and begin injecting additional liquidity into the financial system. The nation’s central bank cut the influential fed funds rate from 5.25% to 4.75% in September and then to 4.50% at the end of October, while also cutting the discount rate in three consecutive months at the end of the fiscal year. Prospects for further easing were unclear, however, as the Fed adopted a cautious stance, balancing its interest in reassuring markets and stimulating the economy with its responsibility to contain inflationary price pressures in the face of the declining value of the U.S. dollar and rising oil and gold prices.

During the twelve-month period, the management team for Evergreen Multi-Sector Income Fund continued to seek a high level of current income with limited exposure to the risks posed by changing interest rates. Assets of this closed-end fund were allocated among sleeves of high-yield, domestic corporate bonds, investment-grade foreign debt securities and adjustable-rate, U.S. mortgage-backed securities.

LETTER TO SHAREHOLDERS continued

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended October 31,

	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$ 18.55	$ 18.91	$ 20.19	$ 19.38	$ 19.10[2]

Income from investment operations
Net investment income (loss)	1.73[3]	1.60[3]	1.49[3]	1.62	0.38
Net realized and unrealized gains or losses on investments	0.29	(0.06)	(1.06)	0.94	0.46
Distributions to preferred shareholders from[3]
Net investment income	(0.51)	(0.45)	(0.28)	(0.13)	(0.02)
Net realized gains	0	0	0[4]	0	0

Total from investment operations	1.51	1.09	0.15	2.43	0.82

Distributions to common shareholders from
Net investment income	(1.29)	(1.34)	(1.43)	(1.62)	(0.39)
Net realized gains	0	(0.01)	0	0	0
Tax basis return of capital	(0.03)	(0.10)	0	0	0

Total distributions to common shareholders	(1.32)	(1.45)	(1.43)	(1.62)	(0.39)

Offering costs charged to capital for
Common shares	0	0	0	0	(0.04)
Preferred shares	0	0	0[4]	0	(0.11)

Total offering costs	0	0	0	0	(0.15)

Net asset value, end of period	$ 18.74	$ 18.55	$ 18.91	$ 20.19	$ 19.38

Market value, end of period	$ 16.22	$ 17.07	$ 16.42	$ 18.49	$ 18.15

Total return[5]
Based on market value	2.64%	13.46%	(3.77%)	11.23%	(7.35%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$787,919	$780,321	$795,244	$849,127	$814,948
Liquidation value of preferred shares, end of period (thousands)	$400,475	$400,402	$400,309	$400,165	$400,098
Asset coverage ratio, end of period	296%	299%	299%	312%	304%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.15%	1.11%	1.12%	0.95%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.15%	1.11%	1.12%	0.95%[6]
Net investment income (loss)[7]	6.54%	6.18%	6.08%	6.99%	5.13%[6]
Portfolio turnover rate	95%	62%	80%	78%	8%

1 For the period from June 25, 2003 (commencement of operations), to October 31, 2003.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Calculated based on average common shares outstanding during the period.

4 Amount represents less than $0.005 per share.

5 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6 Annualized

7 The net investment income (loss) ratio reflects distributions paid to preferred shareholders .

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 10.2%
FIXED-RATE 0.8%
FNMA:
Ser. 2001-25, Class Z, 6.00%, 06/25/2031	$ 1,569,013	$1,609,148
Ser. 2001-51, Class P, 6.00%, 08/25/2030 ##	984,490	988,990
Ser. 2006-93, Class PD, 5.50%, 04/25/2036 µ	3,432,704	3,445,983

		6,044,121

FLOATING-RATE 9.4%
FHLMC:
Ser. 0196, Class A, 5.93%, 12/15/2021	190,901	193,880
Ser. 1500, Class FD, 4.18%, 05/15/2023	5,138,300	4,995,815
Ser. 2182, Class FE, 5.68%, 05/15/2028	795,694	801,089
Ser. 2247, Class FC, 5.69%, 08/15/2030	864,335	873,064
Ser. 2390, Class FD, 5.54%, 12/15/2031	182,982	184,452
Ser. 2411, Class F, 5.64%, 02/15/2032	215,525	217,405
Ser. 2567, Class FH, 5.49%, 02/15/2033	427,638	428,947
Ser. T-66, Class 2A1, 7.75%, 01/25/2036	8,749,307	9,177,922
Ser. T-67, Class 1A1C, 7.86%, 03/25/2036	26,445,144	28,485,921
Ser. T-67, Class 2A1C, 7.80%, 03/25/2036	1,786,926	1,913,549
FNMA:
Ser. 1996-46, Class FA, 5.375%, 08/25/2021	117,026	119,422
Ser. 2000-45, Class F, 5.32%, 12/25/2030	885,997	890,250
Ser. 2001-24, Class FC, 5.47%, 04/25/2031	329,724	333,450
Ser. 2001-35, Class F, 5.47%, 07/25/2031	75,480	76,384
Ser. 2001-37, Class F, 5.37%, 08/25/2031	325,021	327,335
Ser. 2001-57, Class F, 5.37%, 06/25/2031	75,991	76,961
Ser. 2001-62, Class FC, 5.52%, 11/25/2031	998,902	1,013,096
Ser. 2002-77, Class F, 5.47%, 12/25/2032 ##	5,317,186	5,385,406
Ser. 2002-77, Class FH, 5.44%, 12/18/2032	428,098	431,425
Ser. 2002-77, Class FV, 5.54%, 12/18/2032	1,394,312	1,411,307
Ser. 2002-95, Class FK, 5.37%, 01/25/2033 ##	4,635,278	4,670,181
Ser. 2002-97, Class FR, 5.42%, 01/25/2033	166,525	169,062
Ser. 2003-W8, Class 3F2, 5.22%, 05/25/2042	774,610	776,771
Ser. 2005-W4, Class 3A, 6.50%, 06/25/2035	6,605,913	6,755,141
Ser. G91-16, Class F, 5.33%, 06/25/2021	128,867	129,782
Ser. G92-17, Class F, 5.93%, 03/25/2022	209,004	213,823
Ser. G92-53, Class FA, 5.625%, 09/25/2022 ##	2,033,762	2,066,221
Ser. G93-11, Class FB, 5.73%, 12/25/2008	16,812	16,826
GNMA:
Ser. 1997-13, Class F, 5.56%, 09/16/2027	1,848,549	1,861,137
Ser. 2001-61, Class FA, 5.50%, 09/20/2030	162,665	163,429

		74,159,453

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $79,300,970)		80,203,574

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 27.0%
FIXED-RATE 3.2%
FHLMC:
6.50%, 06/01/2017	$ 3,231,082	$3,300,130
8.50%, 04/01/2015 - 07/01/2028	612,920	654,538
FHLMC 30 year:
6.00%, TBA #	2,230,000	2,244,285
6.50%, TBA #	10,305,000	10,538,470
FNMA:
6.00%, 04/01/2033	649,304	666,894
6.50%, 11/01/2032	264,704	275,248
7.00%, 09/01/2031 - 08/01/2032	1,840,549	1,932,068
7.50%, 07/01/2017 - 07/01/2032	1,207,133	1,267,112
8.00%, 12/01/2024 - 06/01/2030	313,223	331,623
12.00%, 01/01/2016	61,363	68,929
GNMA:
6.50%, 06/15/2028	125,946	130,012
7.25%, 07/15/2017 - 05/15/2018	1,053,282	1,099,859
9.50%, 12/15/2009 - 04/15/2011	2,328,737	2,415,740

		24,924,908

FLOATING-RATE 23.8%
FHLB:
5.89%, 05/01/2037	13,409,800	13,572,461
7.01%, 07/01/2034	867,164	912,265
7.12%, 07/01/2033	652,926	659,425
7.39%, 11/01/2030	881,211	920,195
FHLMC:
5.06%, 07/01/2035	716,720	722,769
5.38%, 12/01/2026	148,164	149,176
5.53%, 06/01/2030	456,757	455,236
5.60%, 10/01/2030	30,947	31,123
5.83%, 06/01/2028	157,135	160,589
5.86%, 12/01/2036	5,713,287	5,818,469
5.89%, 02/01/2037	6,020,965	6,134,520
5.92%, 10/01/2017	7,010	7,063
6.12%, 07/01/2019	15,895	16,123
6.17%, 10/01/2033	137,481	142,906
6.20%, 05/01/2019	7,793	7,922
6.33%, 03/01/2018	280,708	285,325
6.34%, 10/01/2022 - 06/01/2031	792,284	818,525
6.44%, 06/01/2018	80,942	83,366
6.45%, 08/01/2017	31,053	31,644
6.50%, 02/01/2016	40,546	41,094
6.59%, 07/01/2030	169,213	176,180
6.60%, 05/01/2025	87,947	90,862
6.62%, 06/01/2035	187,748	196,156
6.625%, 02/01/2016	33,722	34,114
6.69%, 09/01/2032	5,857,704	6,066,590

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FHLMC:
6.78%, 06/01/2031	$ 825,678	$850,192
6.86%, 12/01/2033	5,910,327	6,165,771
6.93%, 01/01/2030	281,385	293,265
6.94%, 06/01/2023	360,610	369,592
6.97%, 03/01/2031	5,129	5,358
7.05%, 01/01/2018	112,213	115,227
7.07%, 07/01/2032	1,006,814	1,036,173
7.10%, 01/01/2027	296,336	314,410
7.13%, 11/01/2023	173,135	178,677
7.15%, 12/01/2022 - 10/01/2030	2,244,007	2,274,412
7.18%, 08/01/2032	1,694,139	1,719,924
7.19%, 10/01/2024	417,457	422,040
7.23%, 03/01/2024	320,721	333,595
7.25%, 06/01/2035	2,787,209	2,889,738
7.28%, 03/01/2032	2,062,681	2,079,923
7.29%, 09/01/2032	946,857	988,092
7.31%, 06/01/2033	630,829	651,350
7.32%, 10/01/2033	365,383	381,391
7.35%, 10/01/2030	657,245	686,046
7.375%, 10/01/2024	52,333	54,372
7.51%, 08/01/2030	721,274	754,446
8.50%, 03/01/2030	144,981	155,671
FNMA:
4.47%, 08/01/2020	1,606,445	1,598,011
4.58%, 06/01/2033	1,414,253	1,443,158
4.98%, 03/01/2033	171,800	172,145
5.12%, 03/01/2034	1,447,511	1,455,106
5.16%, 10/01/2029	171,292	174,551
5.19%, 02/01/2037	934,222	943,829
5.53%, 03/01/2018	775,336	781,221
5.57%, 01/01/2038	6,614,007	6,770,825
5.60%, 02/01/2035	1,962,599	1,995,944
5.61%, 04/01/2017 - 03/01/2018	7,141,903	7,174,422
5.65%, 04/01/2034 - 03/01/2035	7,350,035	7,465,692
5.66%, 02/01/2035	1,564,146	1,585,700
5.75%, 12/01/2016	13,318	13,525
5.86%, 01/01/2037	11,810,208	12,067,080
5.92%, 08/01/2027	452,458	468,651
5.96%, 09/01/2037	4,891,532	5,006,776
5.99%, 12/01/2009	3,470,714	3,470,714
6.00%, 01/01/2017	99,910	101,528
6.05%, 04/01/2031	1,017,576	1,051,940
6.08%, 04/01/2025	225,684	233,048
6.10%, 03/01/2034	1,371,406	1,404,265
6.11%, 12/01/2013	612,374	619,864
6.12%, 01/01/2034	701,236	729,265

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
6.13%, 06/01/2031	$ 289,451	$301,400
6.23%, 09/01/2041	1,416,284	1,418,543
6.26%, 12/01/2036	77,670	78,697
6.27%, 12/01/2034	1,965,893	2,023,612
6.33%, 01/01/2033	1,348,224	1,367,895
6.37%, 08/01/2028	83,851	86,435
6.375%, 06/01/2040 - 12/01/2040	4,141,502	4,259,646
6.55%, 04/01/2034	2,874,420	2,978,704
6.58%, 01/01/2015	73,628	74,457
6.65%, 12/01/2031	365,532	381,199
6.66%, 01/01/2030	86,090	88,137
6.67%, 12/01/2020	163,069	168,654
6.73%, 12/01/2022	16,253	16,717
6.74%, 02/01/2035	2,249,341	2,283,238
6.75%, 05/01/2021 - 08/01/2021	20,115	20,741
6.77%, 11/01/2035	1,593,004	1,659,353
6.86%, 11/01/2024	646,465	675,000
6.875%, 04/01/2019	79,410	81,225
6.90%, 10/01/2035	4,712,190	4,881,781
6.91%, 12/01/2035	6,078,202	6,298,172
6.93%, 12/01/2031	162,003	164,153
6.94%, 09/01/2024 - 10/01/2032	581,134	603,899
7.07%, 04/01/2028	431,090	433,418
7.10%, 04/01/2033	2,502,297	2,522,459
7.125%, 12/01/2026	163,463	170,075
7.15%, 06/01/2024 - 02/01/2035	3,781,960	3,943,861
7.18%, 09/01/2024	12,660	13,142
7.19%, 01/01/2028 - 10/01/2032	4,130,112	4,324,220
7.20%, 06/01/2029	416,416	433,293
7.23%, 03/01/2032	447,409	466,997
7.24%, 08/01/2036 - 06/01/2037	8,270,655	8,527,541
7.25%, 12/01/2023	80,332	83,483
7.26%, 04/01/2024	157,955	164,362
7.27%, 12/01/2028	66,884	69,570
7.28%, 07/01/2026 - 05/01/2027	1,619,581	1,636,541
7.32%, 10/01/2034	397,533	412,858
7.33%, 08/01/2030 - 02/01/2038	978,611	1,024,690
7.35%, 05/01/2030	264,557	276,272
7.39%, 01/01/2028	962,349	1,010,466
7.40%, 04/01/2036	5,592,577	6,022,646
7.50%, 09/01/2027	356,366	373,732
7.60%, 07/01/2033	266,703	279,561
7.64%, 12/01/2032	1,554,141	1,581,068
7.70%, 09/01/2032	218,244	230,256
7.83%, 07/01/2030	357,508	378,983
7.89%, 04/01/2033	282,266	301,558

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
GNMA:
5.625%, 09/20/2030	$ 416,528	$423,309
6.00%, 11/20/2030 - 10/20/2031	1,288,755	1,321,558
6.125%, 10/20/2029 - 11/20/2030	2,413,479	2,464,262
6.25%, 02/20/2029	789,510	804,456
6.375%, 01/20/2027 - 03/20/2028	451,785	465,434
6.50%, 02/20/2031	525,781	536,396

		187,589,148

Total Agency Mortgage-Backed Pass Through Securities
(cost $211,291,655)		212,514,056

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 0.5%
FNMA:
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	416,524	439,149
Ser. 2002-T6, Class A4, FRN, 6.45%, 03/25/2041	1,566,441	1,580,480
Ser. 2003-W02, Class 2A8, 5.67%, 07/25/2042	496,925	504,324
Ser. 2004-T03, Class 2A, FRN, 6.40%, 08/25/2043	1,511,987	1,562,971

Total Agency Reperforming Mortgage-Backed Pass Through Securities
(cost $4,110,693)		4,086,924

CORPORATE BONDS 65.2%
CONSUMER DISCRETIONARY 17.5%
Auto Components 1.7%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	2,630,000	2,432,750
Goodyear Tire & Rubber Co.:
9.00%, 07/01/2015 (p)	3,135,000	3,444,581
FRN, 11.25%, 03/01/2011	1,840,000	1,978,000
Metaldyne Corp.:
10.00%, 11/01/2013	1,795,000	1,678,325
11.00%, 06/15/2012	4,496,000	3,866,560

		13,400,216

Automobiles 1.1%
Ford Motor Co.:
7.45%, 07/16/2031 (p)	2,410,000	1,915,950
7.70%, 05/15/2097	1,890,000	1,408,050
General Motors Corp.:
7.20%, 01/15/2011 (p)	3,905,000	3,748,800
8.25%, 07/15/2023 (p)	1,260,000	1,143,450
8.375%, 07/15/2033 (p)	635,000	581,025

		8,797,275

Diversified Consumer Services 0.3%
Carriage Services, Inc., 7.875%, 01/15/2015	850,000	852,125
Education Management, LLC, 8.75%, 06/01/2014	895,000	928,563
Service Corporation International, 6.75%, 04/01/2015 (p)	340,000	340,850

		2,121,538

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure 4.5%
Caesars Entertainment, Inc.:
7.875%, 03/15/2010	$ 1,570,000	$1,632,800
8.125%, 05/15/2011	565,000	576,300
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	4,446,000	4,179,240
Indianapolis Downs, LLC, 11.00%, 11/01/2012 144A	355,000	358,550
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	4,190,000	4,441,400
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	7,105,000	6,341,212
Outback Steakhouse, Inc., 10.00%, 06/15/2015 (p) 144A	540,000	467,100
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	2,015,000	2,236,650
Seneca Gaming Corp., 7.25%, 05/01/2012	855,000	865,688
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	2,485,000	2,509,850
Six Flags, Inc.:
8.875%, 02/01/2010 (p)	625,000	535,938
9.625%, 06/01/2014 (p)	2,435,000	1,920,606
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 (p)	4,221,000	3,598,402
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	4,580,000	4,820,450
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,040,000	1,042,600

		35,526,786

Household Durables 0.8%
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 (p)	435,000	334,950
6.50%, 01/15/2014	1,033,000	816,070
Libbey, Inc., FRN, 12.38%, 06/01/2011	1,880,000	2,053,900
Meritage Homes Corp.:
6.25%, 03/15/2015	540,000	429,300
7.00%, 05/01/2014	1,475,000	1,209,500
Pulte Homes, Inc., 4.875%, 07/15/2009	695,000	651,563
Standard Pacific Corp.:
5.125%, 04/01/2009 (p)	880,000	734,800
6.50%, 08/15/2010 (p)	305,000	233,325

		6,463,408

Media 6.2%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	2,705,000	2,657,662
CCH I, LLC, 11.00%, 10/01/2015	4,010,000	3,907,000
CSC Holdings, Inc., 7.625%, 04/01/2011	990,000	992,475
Dex Media East, LLC:
9.875%, 11/15/2009	5,500,000	5,651,250
12.125%, 11/15/2012	3,000,000	3,198,750
Lamar Media Corp.:
6.625%, 08/15/2015	1,825,000	1,761,125
Ser. B, 6.625%, 08/15/2015	3,460,000	3,338,900
Ser. C, 6.625%, 08/15/2015 144A	755,000	726,688
Mediacom Broadband, LLC, 8.50%, 10/15/2015	340,000	336,600
Mediacom Communications Corp., 9.50%, 01/15/2013	5,135,000	5,160,675

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Paxson Communications Corp., FRN, 11.49%, 01/15/2013 144A	$ 3,655,000	$3,728,100
R.H. Donnelley Corp., Ser. A-4, 8.875%, 10/15/2017 144A	4,965,000	4,965,000
Sinclair Broadcast Group, Inc., Class A, 8.00%, 03/15/2012 (p)	1,327,000	1,370,128
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	2,725,000	2,721,594
Visant Corp., 7.625%, 10/01/2012	3,035,000	3,133,637
XM Satellite Radio Holdings, Inc., 9.75%, 05/01/2014 (p)	2,115,000	2,146,725
Young Broadcasting, Inc., 8.75%, 01/15/2014	3,871,000	3,358,092

		49,154,401

Multi-line Retail 0.3%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	2,090,000	2,215,400

Specialty Retail 0.8%
American Achievement Corp., 8.25%, 04/01/2012	1,845,000	1,854,225
Home Depot, Inc., 5.875%, 12/16/2036	363,000	317,956
Michaels Stores, Inc., 10.00%, 11/01/2014 (p)	1,320,000	1,336,500
Payless ShoeSource, Inc., 8.25%, 08/01/2013	3,180,000	3,160,125

		6,668,806

Textiles, Apparel & Luxury Goods 1.8%
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	6,000,000	6,240,000
Oxford Industries, Inc., 8.875%, 06/01/2011	3,715,000	3,733,575
Unifi, Inc., 11.50%, 05/15/2014 (p)	823,000	779,792
Warnaco Group, Inc., 8.875%, 06/15/2013	3,010,000	3,183,075

		13,936,442

CONSUMER STAPLES 1.5%
Food & Staples Retailing 0.1%
Ingles Markets, Inc., 8.875%, 12/01/2011	430,000	441,825
SUPERVALU, Inc., 7.50%, 11/15/2014	180,000	185,850

		627,675

Food Products 0.8%
Del Monte Foods Co.:
6.75%, 02/15/2015	45,000	43,988
8.625%, 12/15/2012	4,648,000	4,764,200
Pilgrim’s Pride Corp., 8.375%, 05/01/2017 (p)	1,295,000	1,311,187
Smithfield Foods, Inc., 7.75%, 07/01/2017 (p)	340,000	351,900

		6,471,275

Household Products 0.2%
Church & Dwight Co., 6.00%, 12/15/2012	1,685,000	1,649,194

Personal Products 0.4%
Central Garden & Pet Co., 9.125%, 02/01/2013 (p)	2,980,000	2,860,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY 8.3%
Electric Utilities 1.3%
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	$ 3,340,000	$3,394,275
11.25%, 11/01/2017 144A	2,225,000	2,263,937
Texas Competitive Electric Holdings Co., LLC, 10.25%, 11/01/2015 144A	4,450,000	4,494,500

		10,152,712

Energy Equipment & Services 1.1%
Bristow Group, Inc.:
6.125%, 06/15/2013	160,000	157,200
7.50%, 09/15/2017 144A	1,030,000	1,066,050
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	380,000	384,275
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,675,000	1,691,750
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	2,405,000	2,302,787
Parker Drilling Co., 9.625%, 10/01/2013	2,111,000	2,264,048
PHI, Inc., 7.125%, 04/15/2013	990,000	965,250

		8,831,360

Oil, Gas & Consumable Fuels 5.9%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	1,270,000	1,270,000
7.75%, 01/15/2015 (p)	3,425,000	3,527,750
Cimarex Energy Co., 7.125%, 05/01/2017	345,000	346,294
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	390,000	367,575
Delta Petroleum Corp., 7.00%, 04/01/2015	1,990,000	1,731,300
El Paso Corp., 7.00%, 06/15/2017 (p)	915,000	921,443
Encore Acquisition Co.:
6.00%, 07/15/2015 (p)	1,255,000	1,142,050
6.25%, 04/15/2014	660,000	617,100
Energy Partners, Ltd., 9.75%, 04/15/2014 144A	653,000	649,735
Exco Resources, Inc., 7.25%, 01/15/2011	2,550,000	2,530,875
Forest Oil Corp.:
7.25%, 06/15/2019 (p) 144A	1,145,000	1,150,725
7.75%, 05/01/2014	80,000	81,200
Frontier Oil Corp., 6.625%, 10/01/2011 (p)	500,000	500,000
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	4,670,000	4,646,650
Mariner Energy, Inc., 8.00%, 05/15/2017	552,000	547,860
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	5,820,000	6,038,250
Peabody Energy Corp.:
5.875%, 04/15/2016	665,000	636,738
6.875%, 03/15/2013	635,000	641,350
Plains Exploration & Production Co., 7.75%, 06/15/2015	880,000	880,000
Regency Energy Partners, LP, 8.375%, 12/15/2013	2,820,000	2,982,150
Sabine Pass LNG, LP:
7.25%, 11/30/2013	340,000	334,900
7.50%, 11/30/2016	3,595,000	3,541,075

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Targa Resources, Inc., 8.50%, 11/01/2013 144A	$ 2,590,000	$2,628,850
Tesoro Corp., Ser. B:
6.50%, 06/01/2017 144A	2,150,000	2,133,875
6.625%, 11/01/2015	765,000	763,088
W&T Offshore, Inc., 8.25%, 06/15/2014 144A	530,000	516,750
Williams Cos.:
7.50%, 01/15/2031	2,080,000	2,204,800
8.125%, 03/15/2012	3,195,000	3,458,587

		46,790,970

FINANCIALS 8.8%
Capital Markets 0.2%
Nuveen Investments, Inc., 10.50%, 11/15/2015	1,120,000	1,120,000

Consumer Finance 5.9%
CCH II Capital Corp.:
10.25%, 09/15/2010 (p)	1,695,000	1,733,138
10.25%, 09/15/2010	7,455,000	7,641,375
Daimler Financial Services AG, 4.875%, 06/15/2010	1,500,000	1,492,842
Ford Motor Credit Co., LLC:
7.375%, 10/28/2009	5,585,000	5,388,894
9.75%, 09/15/2010	9,183,000	9,150,106
General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009 (p)	730,000	695,707
6.81%, 05/15/2009	2,305,000	2,169,512
6.875%, 09/15/2011	11,555,000	10,657,974
7.75%, 01/19/2010	1,505,000	1,457,505
8.00%, 11/01/2031	2,395,000	2,219,348
HSBC Finance Corp., 5.00%, 06/30/2015	2,400,000	2,276,558
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,650,000	1,472,625

		46,355,584

Diversified Financial Services 0.5%
Leucadia National Corp., 8.125%, 09/15/2015	4,010,000	4,065,138

Insurance 0.2%
Crum & Forster Holdings Corp., 7.75%, 05/01/2017	1,590,000	1,586,025

Real Estate Investment Trusts 1.1%
Host Marriott Corp.:
7.125%, 11/01/2013 (p)	2,310,000	2,356,200
Ser. O, 6.375%, 03/15/2015 (p)	735,000	729,487
Ser. Q, 6.75%, 06/01/2016	3,000,000	3,015,000
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	205,000	207,563
7.00%, 01/15/2016	1,165,000	1,173,737

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts continued
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 (p)	$ 629,000	$550,375
Ventas, Inc., 7.125%, 06/01/2015	525,000	538,125

		8,570,487

Real Estate Management & Development 0.0%
Realogy Corp.:
10.50%, 04/15/2014 (p) 144A	105,000	87,544
12.375%, 04/15/2015 (p) 144A	210,000	153,825

		241,369

Thrifts & Mortgage Finance 0.9%
Residential Capital, LLC:
6.375%, 06/30/2010	8,735,000	6,445,600
7.125%, 11/21/2008	1,040,000	876,400

		7,322,000

HEALTH CARE 2.9%
Health Care Equipment & Supplies 0.3%
Bausch & Lomb, Inc., 9.875%, 11/01/2015 (p)	635,000	655,638
Universal Hospital Services, Inc., 8.50%, 06/01/2015 144A	1,430,000	1,462,175

		2,117,813

Health Care Providers & Services 2.6%
HCA, Inc.:
6.375%, 01/15/2015	1,770,000	1,519,988
6.50%, 02/15/2016 (p)	2,220,000	1,906,425
8.75%, 09/01/2010	2,865,000	2,929,462
9.25%, 11/15/2016	7,745,000	8,170,975
HealthSouth Corp., 10.75%, 06/15/2016 (p)	1,300,000	1,378,000
Omnicare, Inc.:
6.125%, 06/01/2013	3,235,000	3,057,075
6.875%, 12/15/2015 (p)	1,945,000	1,876,925

		20,838,850

INDUSTRIALS 4.5%
Aerospace & Defense 2.7%
Alliant Techsystems, Inc., 6.75%, 04/01/2016 (p)	555,000	555,000
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,550,000	1,542,250
7.625%, 02/01/2018	1,430,000	1,469,325
Hexcel Corp., 6.75%, 02/01/2015 (p)	600,000	592,500
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	10,010,000	9,809,800
6.125%, 01/15/2014	1,450,000	1,442,750
6.375%, 10/15/2015	4,964,000	4,988,820
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011 (p)	670,000	669,162

		21,069,607

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies 0.7%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	$ 2,990,000	$2,825,550
9.25%, 05/01/2021	1,530,000	1,644,750
Corrections Corporation of America, 6.25%, 03/15/2013	255,000	254,694
Geo Group, Inc., 8.25%, 07/15/2013	185,000	188,238
Mobile Mini, Inc., 6.875%, 05/01/2015	655,000	625,525

		5,538,757

Machinery 0.6%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	2,920,000	2,817,800
Manitowoc Co., 7.125%, 11/01/2013	1,610,000	1,610,000

		4,427,800

Road & Rail 0.4%
Avis Budget Group, Inc., 7.75%, 05/15/2016	2,185,000	2,163,150
Avis Car Rental, LLC, 7.625%, 05/15/2014	210,000	208,950
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	725,000	750,375
10.50%, 01/01/2016 (p)	95,000	102,600

		3,225,075

Trading Companies & Distributors 0.1%
Neff Corp., 10.00%, 06/01/2015 (p)	220,000	159,500
United Rentals, Inc., 6.50%, 02/15/2012	860,000	894,400

		1,053,900

INFORMATION TECHNOLOGY 1.7%
Electronic Equipment & Instruments 0.6%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	2,970,000	3,122,212
Sanmina-SCI Corp., FRN:
8.44%, 06/15/2010 144A	950,000	954,750
8.44%, 06/15/2014 144A	550,000	536,250

		4,613,212

IT Services 0.7%
First Data Corp., 9.875%, 09/24/2015 (p) 144A	1,270,000	1,217,612
ipayment, Inc., 9.75%, 05/15/2014	1,950,000	1,881,750
SunGard Data Systems, Inc.:
4.875%, 01/15/2014	1,130,000	1,002,875
10.25%, 08/15/2015 (p)	240,000	251,400
Unisys Corp., 7.875%, 04/01/2008	950,000	946,438

		5,300,075

Semiconductors & Semiconductor Equipment 0.2%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,815,000	1,726,519

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Software 0.2%
Activant Solutions, Inc., 9.50%, 05/01/2016	$ 1,445,000	$1,325,788
Harland Clarke Holdings Corp., 9.50%, 05/15/2015	319,000	291,885

		1,617,673

MATERIALS 9.2%
Chemicals 3.8%
ARCO Chemical Co.:
9.80%, 02/01/2020	1,050,000	1,034,250
10.25%, 11/01/2010	180,000	190,800
Equistar Chemicals, LP, 10.625%, 05/01/2011	3,257,000	3,419,850
Huntsman Advanced Materials, LLC, 11.625%, 10/15/2010	3,000,000	3,187,500
Koppers Holdings, Inc.:
9.875%, 10/15/2013	215,000	228,437
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	1,870,000	1,612,875
Lyondell Chemical Co.:
6.875%, 06/15/2017 (p)	2,805,000	3,099,525
10.50%, 06/01/2013	1,960,000	2,121,700
MacDermid, Inc., 9.50%, 04/15/2017 (p) 144A	3,413,000	3,276,480
Millenium America, Inc., 7.625%, 11/15/2026	1,630,000	1,409,950
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	2,630,000	2,577,400
10.125%, 12/01/2014	345,000	334,650
Mosaic Co.:
7.30%, 01/15/2028	1,285,000	1,278,575
7.625%, 12/01/2016 (p) 144A	1,800,000	1,948,500
Tronox Worldwide, LLC, 9.50%, 12/01/2012	4,605,000	4,466,850

		30,187,342

Construction Materials 0.5%
CPG International, Inc., 10.50%, 07/01/2013	2,970,000	2,984,850
Dayton Superior Corp., 13.00%, 06/15/2009	750,000	746,250

		3,731,100

Containers & Packaging 1.9%
Berry Plastics Holding Corp., 8.875%, 09/15/2014 (p)	1,031,000	1,061,930
Exopack Holding Corp., 11.25%, 02/01/2014	2,735,000	2,782,862
Graham Packaging Co., 9.875%, 10/15/2014 (p)	2,300,000	2,288,500
Graphic Packaging International, Inc.:
8.50%, 08/15/2011	1,680,000	1,713,600
9.50%, 08/15/2013	3,280,000	3,460,400
Smurfit-Stone Container Corp., 8.375%, 07/01/2012 (p)	3,695,000	3,713,475

		15,020,767

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining 0.7%
Dayton Superior Corp., 10.75%, 09/15/2008	$525,000	$534,188
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014	1,930,000	1,997,550
8.375%, 04/01/2017	1,480,000	1,624,300
Indalex Holdings Corp., 11.50%, 02/01/2014	1,780,000	1,664,300

		5,820,338

Paper & Forest Products 2.3%
Bowater, Inc., 9.375%, 12/15/2021	1,550,000	1,302,000
Buckeye Technologies, Inc., 8.50%, 10/01/2013	3,120,000	3,229,200
Georgia Pacific Corp.:
8.00%, 01/15/2024 (p)	1,670,000	1,653,300
8.125%, 05/15/2011	5,400,000	5,535,000
Glatfelter, 7.125%, 05/01/2016	3,110,000	3,094,450
Verso Paper Holdings, LLC, 11.375%, 08/01/2016	2,723,000	2,899,995

		17,713,945

TELECOMMUNICATION SERVICES 4.9%
Diversified Telecommunication Services 2.1%
Citizens Communications Co.:
7.875%, 01/15/2027	430,000	424,625
9.25%, 05/15/2011	2,570,000	2,820,575
Consolidated Communications, Inc., 9.75%, 04/01/2012	3,500,000	3,596,250
Insight Midwest, LP, 9.75%, 10/01/2009	1,948,000	1,955,305
Qwest Communications International, Inc.:
7.875%, 09/01/2011	25,000	26,500
8.875%, 03/15/2012	4,395,000	4,834,500
West Corp., 11.00%, 10/15/2016 (p)	2,655,000	2,794,388

		16,452,143

Wireless Telecommunication Services 2.8%
American Cellular Corp., 10.00%, 08/01/2011	412,000	434,660
Centennial Communications Corp.:
8.125%, 02/01/2014	2,155,000	2,208,875
10.125%, 06/15/2013	2,970,000	3,170,475
Cricket Communications, Inc.:
9.375%, 11/01/2014 (p)	1,245,000	1,241,888
9.375%, 11/01/2014	1,420,000	1,416,450
Dobson Cellular Systems, Inc.:
8.375%, 11/01/2011 (p)	1,840,000	1,959,600
9.875%, 11/01/2012	1,700,000	1,848,750
MetroPCS Wireless, Inc. 144A	3,665,000	3,655,837
Rural Cellular Corp., 8.25%, 03/15/2012	5,750,000	6,023,125

		21,959,660

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES 5.9%
Electric Utilities 4.5%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	$ 3,910,000	$4,261,900
Aquila, Inc., 11.875%, 07/01/2012	5,274,000	6,671,610
CMS Energy Corp.:
6.55%, 07/17/2017	270,000	263,433
8.50%, 04/15/2011	515,000	554,782
Edison Mission Energy:
7.00%, 05/15/2017 144A	1,095,000	1,075,837
7.20%, 05/15/2019 144A	1,295,000	1,272,337
Mirant Americas Generation, LLC:
8.30%, 05/01/2011	635,000	645,319
8.50%, 10/01/2021	3,000,000	2,962,500
Mirant North America, LLC, 7.375%, 12/31/2013 (p)	5,295,000	5,394,281
NRG Energy, Inc., 7.375%, 02/01/2016	4,335,000	4,335,000
Orion Power Holdings, Inc., 12.00%, 05/01/2010	1,855,000	2,059,050
PSEG Energy Holdings, LLC, 10.00%, 10/01/2009	510,000	545,683
Reliant Energy, Inc.:
6.75%, 12/15/2014	5,135,000	5,250,538
7.875%, 06/15/2017	85,000	86,169

		35,378,439

Gas Utilities 0.7%
SEMCO Energy, Inc., 7.75%, 05/15/2013	5,450,000	5,767,757

Independent Power Producers & Energy Traders 0.7%
AES Corp., 8.00%, 10/15/2017 144A	2,845,000	2,884,119
Dynegy, Inc., 7.50%, 06/01/2015 144A	2,645,000	2,539,200

		5,423,319

Total Corporate Bonds (cost $514,746,052)		513,912,952

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 17.0%
CONSUMER DISCRETIONARY 0.4%
Media 0.1%
Central European Media Enterprise, Ltd.:
8.25%, 05/15/2012 EUR	500,000	757,223
FRN, 5.80%, 05/15/2014 EUR	250,000	346,587

		1,103,810

Multi-line Retail 0.3%
Marks & Spencer Group plc, 6.375%, 11/07/2011 GBP	1,000,000	2,090,281

CONSUMER STAPLES 1.3%
Beverages 0.2%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	750,000	1,594,295

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
CONSUMER STAPLES continued
Food & Staples Retailing 0.3%
Koninklijke Ahold NV, 5.875%, 03/14/2012 EUR	1,000,000	$1,486,237
Tesco plc, 3.875%, 03/24/2011 EUR	620,000	873,932

		2,360,169

Tobacco 0.8%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	3,140,000	6,358,341

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
GAZPROM OAO, 5.36%, 10/31/2014 EUR	1,100,000	1,525,064
Transco plc, 7.00%, 12/15/2008 AUD	1,000,000	921,487

		2,446,551

FINANCIALS 12.7%
Capital Markets 0.4%
Morgan Stanley, 5.375%, 11/14/2013 GBP	1,510,000	3,000,932

Commercial Banks 6.1%
Bank Nederlandse Gemeenten NV, 4.875%, 04/21/2010 GBP	7,595,000	15,526,730
Eurofima:
5.50%, 09/15/2009 AUD	2,400,000	2,159,925
6.50%, 08/22/2011 AUD	5,000,000	4,534,085
European Investment Bank, 5.75%, 09/15/2009 AUD	5,470,000	4,957,923
Kommunalbanken AS, 4.125%, 06/03/2013 CAD	1,980,000	2,021,728
Kreditanstalt fur Wiederaufbau, 4.95%, 10/14/2014 CAD	6,310,000	6,749,930
Landwirtschaftliche Rentenbank:
4.25%, 11/16/2012 CAD	7,110,000	7,358,227
6.00%, 09/15/2009 AUD	5,100,000	4,621,143
Rabobank Australia, Ltd., 6.25%, 11/22/2011 NZD	725,000	519,695

		48,449,386

Consumer Finance 2.7%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	5,360,000	8,217,453
General Electric Capital Corp., 5.25%, 12/10/2013 GBP	780,000	1,566,610
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	370,000	794,672
KfW International Finance, Inc., 6.25%, 12/17/2007 NZD	9,160,000	7,017,456
Total Capital, 5.50%, 01/29/2013 GBP	1,000,000	2,059,075
Virgin Media Finance plc, 8.75%, 04/15/2014 EUR	940,000	1,376,802

		21,032,068

Diversified Financial Services 1.0%
GE Capital Corp., 4.125%, 10/27/2016 EUR	4,750,000	6,512,667
Lighthouse Group plc, 8.00%, 04/30/2014 EUR	1,000,000	1,507,719

		8,020,386

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
FINANCIALS continued
Insurance 0.6%
AIG SunAmerica, Inc., 5.625%, 02/01/2012 GBP	2,000,000	$4,063,724
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	1,000,000	908,643

		4,972,367

Thrifts & Mortgage Finance 1.9%
Nykredit, 5.00%, 10/01/2035 DKK	26,930,978	5,061,890
Realkredit Danmark, 4.00%, 10/01/2035 DKK	17,910,350	3,116,997
Totalkredit, FRN, 4.90%, 01/01/2015 DKK	34,111,134	6,719,286

		14,898,173

INDUSTRIALS 0.5%
Aerospace & Defense 0.2%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	930,000	1,376,348

Machinery 0.3%
Harsco Corp., 7.25%, 10/27/2010 GBP	1,000,000	2,153,376
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	250,000	366,623

		2,519,999

INFORMATION TECHNOLOGY 0.4%
Office Electronics 0.4%
Xerox Corp., 9.75%, 01/15/2009 EUR	1,800,000	2,760,113

MATERIALS 0.1%
Containers & Packaging 0.1%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	500,000	703,771

TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.3%
Deutsche Telekom AG, 6.25%, 12/09/2010 GBP	2,700,000	5,651,335
France Telecom, 7.25%, 01/28/2013 EUR	1,850,000	2,959,086
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	900,000	1,393,076

		10,003,497

Total Foreign Bonds - Corporate (Principal Amount Denominated
in Currency Indicated) (cost $121,246,927)		133,690,487

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 20.4%
FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) 20.4%
Australia, 7.00%, 12/01/2010 AUD	13,600,000	12,586,164
Caisse d’Amortissement de la Dette Sociale, 4.125%, 04/25/2017 EUR	7,100,000	10,025,388
Canada:
4.40%, 03/08/2016 CAD	5,290,000	5,478,223
5.00%, 06/01/2014 CAD	2,900,000	3,182,353
Denmark, 4.00%, 11/15/2017 DKK	83,795,000	15,840,999
France, 4.25%, 04/25/2019 EUR	7,700,000	11,010,725

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) continued
Germany:
3.50%, 10/14/2011 EUR	4,400,000	$6,230,102
3.75%, 01/04/2017 EUR	2,000,000	2,798,882
Hong Kong, 4.23%, 03/21/2011 HKD	72,250,000	9,616,405
Korea:
4.75%, 06/10/2009 KRW	5,570,000,000	6,123,648
5.25%, 09/10/2015 KRW	2,850,000,000	3,110,490
Mexico, 10.00%, 12/05/2024 MXN	77,300,000	8,649,689
Netherlands:
4.00%, 07/15/2016 EUR	3,795,000	5,373,463
4.00%, 01/15/2037 EUR	6,350,000	8,391,330
New Zealand, 6.00%, 07/15/2008 NZD	5,130,000	3,910,738
Norway, 4.25%, 05/19/2017 NOK	85,100,000	15,091,485
Ontario, 5.75%, 03/03/2008 NZD	5,000,000	3,806,646
Sweden:
5.25%, 03/15/2011 SEK	94,540,000	15,318,198
5.50%, 10/08/2012 SEK	87,700,000	14,517,011

Total Foreign Bonds - Government (Principal Amount Denominated
in Currency Indicated) (cost $150,805,269)		161,061,939

YANKEE OBLIGATIONS - CORPORATE 5.7%
ENERGY 0.6%
Oil, Gas & Consumable Fuels 0.6%
OPTI Canada, Inc.:
7.875%, 12/15/2014 (p) 144A	$3,685,000	3,675,787
8.25%, 12/15/2014 144A	1,315,000	1,324,863

		5,000,650

FINANCIALS 1.3%
Commercial Banks 0.3%
Bank of Moscow, 7.34%, 05/13/2013	1,500,000	1,484,100
JSC Halyk Bank, 8.125%, 10/07/2009	500,000	512,475

		1,996,575

Consumer Finance 0.5%
Avago Technologies Finance Private, Ltd., 10.125%, 12/01/2013	840,000	911,400
NXP Funding, LLC, 7.875%, 10/15/2014	160,000	157,000
Petroplus Finance, Ltd., 6.75%, 05/01/2014 (p) 144A	680,000	649,400
Virgin Media Finance plc, 9.125%, 08/15/2016 (p)	2,490,000	2,639,400

		4,357,200

Diversified Financial Services 0.5%
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	635,000	481,165
Ship Finance International, Ltd., 8.50%, 12/15/2013 (p)	3,510,000	3,606,525

		4,087,690

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
INDUSTRIALS 0.7%
Road & Rail 0.7%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A	$ 2,460,000	$2,466,150
9.375%, 05/01/2012	2,760,000	2,939,400

		5,405,550

INFORMATION TECHNOLOGY 0.6%
Communications Equipment 0.6%
Nortel Networks Corp., 10.125%, 07/15/2013 (p) 144A	4,315,000	4,422,875

Semiconductors & Semiconductor Equipment 0.0%
Sensata Technologies, Inc., 8.00%, 05/01/2014 (p)	170,000	167,663

MATERIALS 1.7%
Metals & Mining 1.5%
Novelis, Inc., 7.25%, 02/15/2015	12,030,000	11,608,950

Paper & Forest Products 0.2%
Abitibi-Consolidated, Inc., 8.375%, 04/01/2015 (p)	470,000	366,600
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 (p) 144A	1,555,000	1,353,150

		1,719,750

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Inmarsat plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	1,120,000	1,086,401
Intelsat, Ltd.:
9.25%, 06/15/2016 (p)	995,000	1,037,287
11.25%, 06/15/2016 (p)	1,555,000	1,679,400
Vimpel Communications, 8.25%, 05/23/2016	1,400,000	1,455,020

		5,258,108

UTILITIES 0.1%
Electric Utilities 0.1%
InterGen NV, 9.00%, 06/30/2017 144A	890,000	945,625

Total Yankee Obligations - Corporate (cost $45,683,710)		44,970,636

	Shares	Value

COMMON STOCKS 0.1%
INDUSTRIALS 0.0%
Delta Air Lines, Inc. *	12,945	269,256

MATERIALS 0.1%
Chemicals 0.1%
Tronox, Inc. Class A (p)	31,800	270,618

UTILITIES 0.0%
Gas Utilities 0.0%
SEMCO Energy, Inc. (p)	4,586	37,238

Total Common Stocks (cost $667,364)		577,112

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

	Principal
	Amount	Value

LOANS 1.5%
CONSUMER DISCRETIONARY 0.0%
Catalina Marketing Corp., FRN, 8.07%, 10/11/2014	$ 410,000	$201,615

ENERGY 0.8%
Blue Grass Energy Corp., FRN, 10.13%, 12/30/2013	5,350,000	5,347,753
Saint Acquisition Corp., FRN, 8.61%, 06/05/2014	675,000	604,456

		5,952,209

INDUSTRIALS 0.1%
Neff Corp., FRN, 8.71%, 11/30/2014	590,000	529,850

INFORMATION TECHNOLOGY 0.4%
First Data Corp.:
7.98%, 09/24/2014	1,770,000	1,701,359
8.00%, 09/24/2014	400,000	384,892
Flextonics International, Ltd., 7.47%, 10/01/2014	1,500,000	1,485,030

		3,571,281

TELECOMMUNICATION SERVICES 0.2%
Telesat, FRN, 8.21%, 09/01/2014	1,530,000	1,510,370

Total Loans (cost $11,749,640)		11,765,325

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 8.6%
REPURCHASE AGREEMENTS ^ 8.6%
Bank of America Corp., 4.93%, dated 10/31/2007, maturing 11/01/2007,
maturity value $25,003,424	25,000,000	25,000,000
Credit Suisse, LLC, 4.94%, dated 10/31/2007, maturing 11/01/2007,
maturity value $25,003,431	25,000,000	25,000,000
Lehman Brothers, Inc., 4.93%, dated 10/31/2007, maturing 11/01/2007,
maturity value $17,552,600	17,550,197	17,550,197

Total Investments of Cash Collateral from Securities Loaned
(cost $67,550,197)		67,550,197

	Shares	Value

SHORT-TERM INVESTMENTS 3.6%
MUTUAL FUND SHARES 3.6%
Evergreen Institutional Money Market Fund, Class I, 5.03% q ø
(cost $28,553,301)	28,553,301	28,553,301

Total Investments (cost $1,235,705,778) 159.8%		1,258,886,503
Other Assets and Liabilities and Preferred Shares (59.8%)		(470,967,580)

Net Assets Applicable to Common Shareholders 100.0%		$787,918,923

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
#	When-issued or delayed delivery security
(p)	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
*	Non-income producing security
^	Collateralized by U.S. government agency obligations at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
KRW	Republic of Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TBA	To Be Announced

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2007

The following table shows the percentage of total long-term investments by geographic location as of October 31, 2007:

United States	72.6%
Germany	3.7%
Netherlands	3.2%
Canada	3.0%
Denmark	2.8%
Sweden	2.6%
France	2.2%
Norway	1.5%
Australia	1.4%
United Kingdom	1.3%
Luxembourg	1.1%
Mexico	1.0%
Hong Kong	0.8%
South Korea	0.8%
Ireland	0.6%
Cayman Islands	0.5%
Switzerland	0.4%
New Zealand	0.3%
Bermuda	0.2%

100.0%

The following table shows the percent of total investments (excluding equity positions, collateral from securities on loan and cash and cash equivalents) by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2007 (unaudited):

AAA	43.9%
AA	2.7%
A	3.4%
BBB	2.5%
BB	13.1%
B	26.5%
CCC	7.5%
NR	0.4%

100.0%

The following table shows the percent of total investments (excluding equity positions, collateral from securities on loan, and cash and cash equivalents) based on effective maturities as of October 31, 2007 (unaudited):

Less than 1 year	5.0%
1 to 3 year(s)	17.0%
3 to 5 years	31.9%
5 to 10 years	25.0%
10 to 20 years	16.5%
20 to 30 years	3.5%
Greater than 30 years	1.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

Assets
Investments in securities, at value (cost $1,207,152,477) including $64,269,246 of
securities loaned	$1,230,333,202
Investments in affiliated money market fund, at value (cost $28,553,301)	28,553,301

Total investments	1,258,886,503
Cash	2,970,341
Foreign currency, at value (cost $880,758)	899,851
Receivable for securities sold	16,281,567
Principal paydown receivable	860,960
Interest receivable	22,100,528
Unrealized gains on open forward foreign currency exchange contracts	32,101
Unrealized gains on interest rate swap transactions	1,111,832
Receivable for closed forward foreign currency exchange contracts	117,728
Receivable for securities lending income	11,687
Receivable for credit default swap payments	17,938

Total assets	1,303,291,036

Liabilities
Dividends payable applicable to common shareholders	4,554,707
Payable for securities purchased	36,510,426
Unrealized losses on open forward foreign currency exchange contracts	927,083
Unrealized losses on credit default swap transactions	41,881
Payable for closed forward foreign currency exchange contracts	1,918,605
Payable for reverse repurchase agreements	2,933,034
Deferred swap discount	144,284
Payable for securities on loan	67,550,197
Advisory fee payable	17,910
Due to other related parties	1,628
Accrued expenses and other liabilities	297,722

Total liabilities	114,897,477

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 16,000 shares, including
dividends payable of $474,636	400,474,636

Net assets applicable to common shareholders	$787,918,923

Net assets applicable to common shareholders represented by
Paid-in capital	$789,713,810
Overdistributed net investment income	(2,554,651)
Accumulated net realized losses on investments	(22,843,669)
Net unrealized gains on investments	23,603,433

Net assets applicable to common shareholders	$787,918,923

Net asset value per share applicable to common shareholders
Based on $787,918,923 divided by 42,055,000 common shares issued and outstanding
(100,000,000 common shares authorized)	$18.74

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2007

Investment income
Interest (net of foreign withholding taxes of $8,398)	$80,448,177
Income from affiliate	1,067,119
Securities lending	54,255
Dividends	1,913

Total investment income	81,571,464

Expenses
Advisory fee	6,501,602
Administrative services fee	591,055
Transfer agent fees	35,494
Trustees’ fees and expenses	25,756
Printing and postage expenses	151,501
Custodian and accounting fees	370,788
Professional fees	99,679
Auction agent fees	1,045,001
Interest expense	143,606
Other	54,143

Total expenses	9,018,625
Less: Expense reductions	(22,406)

Net expenses	8,996,219

Net investment income	72,575,245

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(7,827,561)
Foreign currency related transactions	1,911,528
Interest rate swap transactions	2,421,790
Credit default swap transactions	14,367

Net realized losses on investments	(3,479,876)
Net change in unrealized gains or losses on investments	15,301,201

Net realized and unrealized gains or losses on investments	11,821,325
Dividends to preferred shareholders from net investment income	(21,437,150)

Net increase in net assets applicable to common shareholders resulting from operations	$62,959,420

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2007	2006

Operations
Net investment income	$ 72,575,245	$ 67,221,324
Net realized losses on investments	(3,479,876)	(13,155,074)
Net change in unrealized gains or losses on investments	15,301,201	10,910,462
Dividends to preferred shareholders from net investment income	(21,437,150)	(18,878,423)

Net increase in net assets applicable to common shareholders resulting
from operations	62,959,420	46,098,289

Distributions to common shareholders from
Net investment income	(54,303,118)	(56,026,319)
Net realized gains	0	(625,253)
Tax basis return of capital	(1,058,084)	(4,370,234)

Total distributions to common shareholders	(55,361,202)	(61,021,806)

Total increase (decrease) in net assets applicable to common shareholders	7,598,218	(14,923,517)
Net assets applicable to common shareholders
Beginning of period	780,320,705	795,244,222

End of period	$ 787,918,923	$ 780,320,705

Overdistributed net investment income	$ (2,554,651)	$ (3,561,073)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Multi-Sector Income Fund (the “Fund”) (formerly, Evergreen Managed Income Fund) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-

NOTES TO FINANCIAL STATEMENTS continued

worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation
All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

f. When-issued and delayed delivery transactions
The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

g. Securities lending
The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Dollar roll transactions
The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the trans-

NOTES TO FINANCIAL STATEMENTS continued

actions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

i. Interest rate swaps
The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

j. Credit default swaps
The Fund may enter into credit default swaps. Credit default swaps involve an exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of default or bankruptcy. Under the terms of the swap, one party acts as a “guarantor” and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Periodic payments are recorded as realized gains or losses. Any premiums or discounts received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The Fund may enter into credit default swaps as either the guarantor or the counter-party.

Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security.

k. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

l. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

m. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, mortgage paydown gains and losses, premium amortization, interest rate swap contracts and consent fees on tendered bonds. During the year ended October 31, 2007, the following amounts were reclassified:

Paid-in capital	$ (2,136,201)
Overdistributed net investment income	4,171,445
Accumulated net realized losses on investments	(2,035,244)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the year ended October 31, 2007, the advisory fee was equivalent to 0.83% of the Fund’s average daily net assets applicable to common shareholders.

First International Advisors, Inc. (“FIA”) d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended October 31, 2007, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2007, the Fund paid brokerage commissions of $554 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of $100,000,000 common shares with no par value. For the years ended October 31, 2007 and October 31, 2006, the Fund did not issue any common shares.

The Fund has issued 16,000 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate

NOTES TO FINANCIAL STATEMENTS continued

was 5.36% during the year ended October 31, 2007. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class.

5. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 2007:

Cost of Purchases		Proceeds from Sales

	Non-U.S.		Non-U.S.
U.S. Government	Government	U.S. Government	Government

$297,803,201	$960,540,737	$242,459,414	$860,827,590

At October 31, 2007, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts	U.S. Value at	In Exchange	Unrealized
Date	to Receive	October 31, 2007	for U.S. $	Gain

1/7/2008	257,700,000 JPY	$ 2,254,853	$ 2,243,796	$ 11,057
1/31/2008	3,727,000 EUR	5,397,055	5,376,011	21,044

Exchange	Contracts	U.S. Value at		U.S. Value at	Unrealized
Date	to Receive	October 31, 2007	In Exchange for	October 31, 2007	Loss

12/14/2007	1,015,846,390 JPY	$ 8,864,294	4,439,500 GBP	$ 9,216,477	$ 352,183
12/14/2007	1,020,289,265 JPY	8,903,063	70,205,000 HKD	9,062,782	159,719
1/15/2008	2,989,462,000 JPY	26,179,977	18,204,561 EUR	26,358,281	178,304
1/15/2008	10,550,859 EUR	15,276,529	7,376,000 GBP	15,295,894	19,365
1/15/2008	1,790,000,000 JPY	15,675,783	7,572,553 GBP	15,703,492	27,709
1/22/2008	1,761,596,980 JPY	15,438,632	14,842,000 CAD	15,628,435	189,803

During the year ended October 31, 2007, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $2,714,669 with an average interest rate of 5.29% and paid interest of $143,606 representing 0.02% of the Fund’s average daily net assets applicable to common shareholders. The maximum amount outstanding under reverse repur-

NOTES TO FINANCIAL STATEMENTS continued

chase agreements during the year ended October 31, 2007 was $12,179,050 (including accrued interest). At October 31, 2007, reverse repurchase agreements outstanding were as follows:

Repurchase		Interest	Maturity
Amount	Counterparty	Rate	Date

$ 2,933,034	Lehman Brothers Inc.	5.03%	11/01/2007

During the year ended October 31, 2007, the Fund loaned securities to certain brokers. At October 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $64,269,246 and $67,550,197, respectively.

At October 31, 2007, the Fund had the following open interest rate swap agreements:

				Cash Flows
	Notional		Cash Flows Paid	Received by	Unrealized
Expiration	Amount	Counterparty	by the Fund	the Fund	Gain

11/26/2008	$112,000,000	JPMorgan Chase & Co.	Fixed-3.582%	Floating-4.79%[1]	$1,111,832

1 This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period from October 26, 2007 through November 26, 2007.

At October 31, 2007, the Fund had the following open credit default swap contracts outstanding:

				Fixed	Frequency
		Reference	Notional	Payments	of Payments	Unrealized
Expiration	Counterparty	Index	Amount	Made	Made	Loss

12/20/2012	Lehman	Dow Jones CDX	$5,050,000	3.75%	Quarterly	$ 38,435
	Brothers	North America
		High Yield Index
12/13/2049	Goldman Sachs	CMBX	1,000,000	0.27%	Quarterly	3,446
		North America
		Index

On October 31, 2007, the aggregate cost of securities for federal income tax purposes was $1,240,183,033. The gross unrealized appreciation and depreciation on securities based on tax cost was $140,834,092 and $122,130,622, respectively, with a net unrealized appreciation of $18,703,470.

As of October 31, 2007, the Fund had $18,342,604 in capital loss carryover for federal income tax purposes with $10,962,010 expiring in 2014 and $7,380,594 expiring in 2016.

6. DISTRIBUTIONS TO SHAREHOLDERS
As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Capital	Temporary
Unrealized	Loss	Book/Tax
Appreciation	Carryovers	Differences

$21,686,277	$18,342,604	$(5,138,560)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, total return swaps, and forwards contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2007	2006

Ordinary Income	$ 75,740,268	$ 74,904,742
Long-term Capital Gain	0	625,253
Return of Capital	1,058,084	4,370,234

7. EXPENSE REDUCTIONS
Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, Evergreen Service Company, LLC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any

NOTES TO FINANCIAL STATEMENTS continued

of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

11. SUBSEQUENT DISTRIBUTIONS
The Fund declared the following distributions to common shareholders:

Declaration			Net Investment
Date	Record Date	Payable Date	Income

October 19, 2007	November 15, 2007	December 3, 2007	$0.1083
November 16, 2007	December 17, 2007	January 2, 2008	$0.1083
December 6, 2007	January 16, 2008	February 1, 2008	$0.1083

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Multi-Sector Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Multi-Sector Income Fund (formerly Evergreen Managed Income Fund) as of October 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from June 25, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Multi-Sector Income Fund as of October 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2007

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid distributions of $76,798,352 during the year ended October 31, 2007 of which 98.6% was from taxable income and 1.4% was from a nontaxable return of capital. Shareholders of the Fund will receive in early 2008 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2007.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, of TAG, of FIA (together with TAG, the “Sub-Advisors”), or of EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Multi-Sector Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC and the Sub-Advisors in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received

ADDITIONAL INFORMATION (unaudited) continued

directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisors with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by

ADDITIONAL INFORMATION (unaudited) continued

the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisors formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisors and EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreements for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

ADDITIONAL INFORMATION (unaudited) continued

Certain Fund-specific considerations. The Trustees noted that, for the one- and three-year periods ended December 31, 2006, the Fund had underperformed a 50%/25%/25% blend of the Merrill Lynch High Yield Market Index, the J.P. Morgan Global Government Bond Index Excluding U.S., and the Merrill Lynch Six-Month Treasury Bill Index, and had performed in the third quintile of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by the limited number of the other funds against which the Trustees compared the Fund’s management fee, but noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees considered that, in light of the fact that the Fund is not making a continuous offering of its shares, the likelihood of substantial increases in economies of scale was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in the future for reasonableness in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

568263 rv5 12/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 1 series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2007 and October 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$49,375	$69,925
Audit-related fees	0	0
Tax fees (1)	0	0
Non-audit fees (2)	1,208,367	665,575
All other fees	0	0

Total fees	$1,257,742	$735,500

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items. In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.
  Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

o Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
o Serving as liaison between the chairman and the independent directors,
o Approving information sent to the board,
o Approving meeting agendas for the board,
o Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
o Having the authority to call meetings of the independent directors,
o If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
  Huge bonus payouts without justifiable performance linkage or proper disclosure;
  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
  Excessive severance provisions (e.g., including excessive change in control payments);
  Change in control payouts without loss of job or substantial diminution of job duties;
  Internal pay disparity;
  Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

o A minimum vesting of three years for stock options or restricted stock; or o Deferred stock payable at the end of a three-year deferral period.

  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Andrew Cestone is the Director and Senior Portfolio Manager of Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

Robert A. Calhoun, CFA is the Chief Investment Officer and Executive Managing Director of Tattersall Advisory Group. He also serves as Chair of the Investment Review Committee. He has been with Tattersall Advisory Group since 1988. This experience includes serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

Lisa Brown Premo is a Managing Director and Senior Portfolio Manager at Tattersall Advisory Group. She is Chief Investment Officer of Tattersall Global Liquidity and Structured Solutions. Lisa has been with Tattersall Advisory Group or an affiliate firm since 1986.

Michael William Lee is the Director of Trading and Senior Portfolio Manager for Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Michael has been with Evergreen or one of its predecessor firms since 1992.

Tony Norris is Managing Director, Chief Investment Officer and Senior Portfolio Manager with Evergreen International Advisors. Tony has been with Evergreen or one of its predecessor firms since 1990.

Alex Perrin is the Director of Research and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Alex has been with Evergreen or one of its predecessor firms since 1992.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors. Peter is one of four senior member of the investment team that forms the Investment Strategy Committee. Peter has been with Evergreen or one of its predecessor firms since 1989.

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended October 31, 2007.

Andrew Cestone	Assets of registered investment companies managed

	Evergreen High Income Bond Fund	$606,431
	Evergreen VA High Income Bond Fund	38,542
	Evergreen Income Advantage Fund	1,419,780
	Evergreen Multi Sector Income Fund*	1,188,396
	Evergreen Select High Yield Bond Fund	144,331
	Evergreen Core Plus Bond Fund*	287,932
	Evergreen Utilities & High Income Fund*	302,912

	TOTAL	$3,988,324
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$136,539
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	4
	Assets of separate accounts managed	$205,009
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	* Mr. Cestone is not fully responsible for the management of the
	entire portfolios of Evergreen Utilities & High Income Fund,
	Evergreen Core Plus Bond Fund and Evergreen Multi Sector
	Income Fund. As of October 31, 2007, he was responsible only for
	approximately $712.3 million of the $1,779.2 million in assets in
	these funds.

Robert Calhoun	Assets of registered investment companies managed

	Evergreen Adjustable Rate Fund	$2,334,826
	Evergreen Core Bond Fund*	3,900,445
	Evergreen Core Plus Bond Fund*	287,932
	Evergreen High Income Bond Fund	606,431
	Evergreen Income Advantage Fund	1,419,780
	Evergreen Institutional Mortgage Fund	55,025
	Evergreen Multi Sector Income Fund*	1,188,396
	Evergreen Select High Yield Bond Fund	144,331
	Evergreen Short Intermediate Bond Fund	713,565
	Evergreen Ultra Short Bond Fund	951,744
	Evergreen Utilities & High Income Fund*	302,912
	Evergreen US Government Fund	854,572
	Evergreen VA Core Bond Fund*	49,786
	Evergreen VA High Income Bond Fund	38,542

	TOTAL	$ 12,848,287
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	6
	Assets of other pooled investment vehicles managed	$2,421,667
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed	312
	Assets of separate accounts managed	$29,796,873
	Number of those subject to performance fee	1
	Assets of those subject to performance fee	$525,864
	* Mr. Calhoun is not fully responsible for the management of the
	entire portfolios of Evergreen Utilities & High Income Fund,
	Evergreen Core Plus Bond Fund and Evergreen Multi Sector
	Income Fund. As of October 31, 2007, he was responsible only for
	approximately $1,229.9 million of the $1,779.2 million in assets in
	these funds.

Lisa Brown Premo	Assets of registered investment companies managed

	Evergreen Adjustable Rate Fund	$2,334,826
	Evergreen Multi Sector Income Fund*	1,188,396
	Evergreen Core Plus Bond Fund*	287,932
	Evergreen US Government Fund	854,572
	Evergreen Ultra Short Bond Fund	951,744

	TOTAL	$5,617,470
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed	$7,430,866
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	1
	Assets of separate accounts managed	$55,851
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	* Ms. Brown Premo is not fully responsible for the management of
	the entire portfolios of Evergreen Core Plus Bond Fund and
	Evergreen Multi Sector Income Fund. As of October 31, 2007, she
	was responsible only for approximately $292.1 million of the
	$1,476.3 million in assets in these funds.

Tony Norris	Assets of registered investment companies managed

	Evergreen Core Plus Bond Fund*	287,932
	Evergreen International Bond Fund	1,116,300
	Evergreen Multi Sector Income Fund Total*	1,188,396
	Evergreen International Balanced Income Fund*	262,092

	TOTAL	$ 2,854,720
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$ 943,061
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	27
	Assets of separate accounts managed	$ 17,534,442
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	* Mr. Norris is not fully responsible for the management of the entire
	portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi
	Sector Income Fund and Evergreen International Balanced Income
	Fund. As of October 31, 2007, he was responsible only for
	approximately $418.0 million of the $1,738.4 million in assets in
	these funds.

Michael Lee	Assets of registered investment companies managed

	Evergreen Core Plus Bond Fund*	287,932
	Evergreen International Bond Fund	1,116,300
	Evergreen Multi Sector Income Fund Total*	1,188,396
	Evergreen International Balanced Income Fund*	262,092

	TOTAL	$ 2,854,720
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$ 943,061
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	27
	Assets of separate accounts managed	$ 17,534,442
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	* Mr. Lee is not fully responsible for the management of the entire
	portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi
	Sector Income Fund and Evergreen International Balanced Income
	Fund. As of October 31, 2007, he was responsible only for
	approximately $418.0 million of the $1,738.4 million in assets in
	these funds.

Alex Perrin	Assets of registered investment companies managed

	Evergreen Core Plus Bond Fund*	287,932
	Evergreen International Bond Fund	1,116,300
	Evergreen Multi Sector Income Fund Total*	1,188,396
	Evergreen International Balanced Income Fund*	262,092

	TOTAL	$ 2,854,720
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$ 943,061
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	27
	Assets of separate accounts managed	$ 17,534,442
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	* Mr. Perrin is not fully responsible for the management of the entire
	portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi
	Sector Income Fund and Evergreen International Balanced Income
	Fund. As of October 31, 2007, he was responsible only for
	approximately $418.0 million of the $1,738.4 million in assets in
	these funds.

Peter Wilson	Assets of registered investment companies managed

	Evergreen Core Plus Bond Fund*	287,932
	Evergreen International Bond Fund	1,116,300
	Evergreen Multi Sector Income Fund Total*	1,188,396
	Evergreen International Balanced Income Fund*	262,092

	TOTAL	$ 2,854,720
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	$ 943,061
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	27
	Assets of separate accounts managed	$ 17,534,442
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	* Mr. Wilson is not fully responsible for the management of the
	entire portfolios of Evergreen Core Plus Bond Fund, Evergreen
	Multi Sector Income Fund and Evergreen International Balanced
	Income Fund. As of October 31, 2007, he was responsible only for
	approximately $418.0 million of the $1,738.4 million in assets in
	these funds.

Conflicts of Interest. EIMC. Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Conflicts of Interest. Crow Point. Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manger identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are not disadvantaged in favor of other clients or investors of Crow Point in any investment, trading or allocations.

Compensation. EIMC. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broadbased index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2007.

Portfolio Manager	Benchmark
Andrew Cestone	Lipper High Current Yield Funds
Lisa Brown Premo	Lipper Adjustable Rate Mortgage Funds
Michael William Lee	Lipper International Income Funds
Tony Norris	Lipper International Income Funds
Alex Perrin	Lipper International Income Funds
Peter Wilson	Lipper International Income Funds

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

• medical, dental, vision and prescription benefits,

• life, disability and long-term care insurance,

• before-tax spending accounts relating to dependent care, health care, transportation and parking, and

• various other services, such as family counseling and employee assistance programs, prepaid ordiscounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Compensation. Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Fund Holdings. The tables below presents the dollar range of investment each portfolio manager beneficially holds in each fund he manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended October 31, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Multi Sector Fund
Andrew Cestone	$100,001-$500,000
Robert A. Calhoun	None
Lisa Brown Premo	$10,001-$50,000
Michael William Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None

Evergreen Family of Funds
Andrew Cestone	$100,001-$500,000
Robert A. Calhoun	over $1,000,000
Lisa Brown Premo	over $1,000,000
Michael William Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of October 31, 2006. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko	$100,001 – $500,000
Executive Managing Director and
President of Global Distribution, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer and Chief
Investment Officer, EIMC

Richard Gershen	$500,001 – $1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$500,001 – $1,000,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Multi-Sector Income Fund

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: December 28, 2007

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: December 28, 2007